UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 January 1, 2008
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                         NEXHORIZON COMMUNICATIONS, INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                               000-33327                  13-4151225
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                         Identification Number)

                               9737 Wadsworth Pkwy
                              Westminster, CO 80021
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 404-9700
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

OVERVIEW

On January 1, 2008, NexHorizon Communications, Inc. (the "Company" or "NexHorizon") entered into an Agreement Regarding Sale of Assets of, and Stock in, Two Cable Companies (the "Agreement"), namely Chula Vista Cable, Ltd. ("Chula Vista"), a California limited partnership, and National City Cable, Inc., a California corporation.

The Company  purchased,  on the terms and conditions set forth in the Agreement,
(i) substantially all of the assets of Chula Vista Cable, Ltd. used in the operation of the Chula Vista Business, except the certain excluded assets (as defined in Section 1.1.2 of the Agreement) and (ii) all of the stock of Chula Vista Cable, Ltd. and National City Cable.

PURCHASE OF CHULA VISTA

In consideration of the assets of Chula Vista, the Company paid to Chula Vista the aggregate amount of $4,250,000, comprised of the following elements:

         Cash. $637,500 in cash, net of debits or credits to Chula Vista against the Purchase Price, such adjustments generally being currently incurred or accrued payables or other liabilities and cash receipts, whether deposits or revenues, paid to Chula Vista;

     Promissory Note and Security Agreement. A Convertible Promissory Note and Security Agreement in the amount of $1,487,500. The Convertible Promissory Note and Security Agreement contained the following terms:

     1. Quarterly interest-only payments at the rate of 6% per annum from and after the closing, payable on (and prorated to) that date which is 10 days after the close of each calendar quarter;

     2. Maturity on that date which is 36 months after the closing, at which time all principal and accrued interest shall be due and payable to Chula Vista;

     3. The pledge by the Company of preferred stock in the Company worth $1,487,5000;

     4. Such Convertible Promissory Note shall be subordinated to new financing under the form of Subordination Agreement.

Purchase Price. NexHorizon shall issue Two Million One Hundred Twenty-Five Thousand shares of Series A Preferred Stock in NexHorizon Communications, Inc. ("Buyer Shares") as represented and evidenced by 2,125,000 Buyer Shares having a floor price of $1.00 per share for purposes of redemption and/or conversion to common shares of NexHorizon Communications, Inc. (at the market price for such common shares) pursuant to that certain Designation of Rights and Privileges attached as an Exhibit 10-8 to this 8-K).

NATIONAL CITY CABLE

         The shareholders of National City Cable sold all (100%) of their Class A Common shares in National City Cable, Inc. an aggregate of 826,021, free and clear of all liens, claims, options, and charges.

         In consideration of National City Cable shares, NexHorizon delivered to the shareholders a purchase price of $750,000 comprised of the following elements:

     1. $112,500 in cash, net of adjustments;

     2. a promissory note and security agreement in the amount of $262,500, providing for the following specific terms:

                  A. Quarterly interest-only payments at the rate of 6% per annum from and after the Consummation Date, payable on (and prorated to) that date which is ten (10) days after the close of each calendar quarter;

                  B. Maturity on that date which is 36 months after the Consum-mation Date, at which time all principal and accrued interest shall be due and payable to the shareholders;

                  C. The pledge by NexHorizon of preferred stock in NexHorizon worth $262,500 to secure said promissory note;

     3. 375,000 shares of Series A Preferred Stock in NexHorizon ("Buyer Shares") as represented and evidenced by 375,000 Buyer Shares having a floor price of $1.00 per share for purposes of redemption and/or conversion to common shares of the Company (at the market price for such common shares) pursuant to that certain Designation of Right and Privileges as shown on Exhibit 10.8 attached hereto relating to the Buyer Shares.


                            SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

The Company issued a press release on February 5, 2008 announcing the purchase of stock of Chula Vista Cable, Ltd and National City Cable, Inc. The press release is attached to this 8-K as Exhibit 99.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     A.  Financial Statements -         Audited financial statements for Chula
                                        Vista Cable, LTD for year ended December
                                        31, 2006

                                        Interim  financial   statements  for
                                        Chula  Vista  Cable,  LTD for period
                                        ended September 30, 2007

                                        Audited financial statements for
                                        National City Cable, Inc. for year ended
                                        June 30, 2007

                                        Interim financial statements for
                                        National City Cable, Inc. for period
                                        ended September 30, 2007

     B.  Exhibits -             3.1     Articles of Incorporation of National
                                        City Cable, Inc.
                                3.2     Bylaws of National City Cable, Inc.
                                10.1    Agreement Regarding Sale of Assets of,
                                        and Stock in, Two Cable Companies
                                10.2    Convertible Promissory Note (Chula
                                        Vista)
                                10.3    Convertible Promissory Note (National
                                        Coal)
                                10.4    Registration Leakout Agreement (Chula
                                        Vista)
                                10.5    Registration Leakout Agreement (National
                                        City)
                                10.6    Security and Pledge Agreement (Altbaum
                                        and Ultronics)
                                10.7    Security and Pledge Agreement (Chula
                                        Vista)
                                10.8    Amended Certificate of Designation of
                                        Series A Preferred Stock of NexHorizon
                                        Communications, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2008                    NexHorizon Communications, Inc.


                                            By: /s/ Calvin D. Smiley, Sr.
                                                --------------------------------
                                                  Calvin D. Smiley, Sr.
                                                  Chief Executive Officer

                             CHULA VISTA CABLE, LTD.


                          INDEX TO FINANCIAL STATEMENTS



                                                                           Page

Financial Statements for the Years Ended December 31, 2006 and 2005

           Auditors' Report                                                  2

           Balance Sheet                                                     3

           Statements of Operations                                          4

           Parntership Equity                                                5

           Statements of Cash Flows                                          6

           Notes to Financial Statements                                     7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Partners of Chula Vista Cable, Ltd.

We have audited the accompanying balance sheets of Chula Vista Cable, Ltd. as of December 31, 2006 and 2005, and the related statements of income, stockholders' equity and comprehensive income, and cash flows for each of the years in the two-year period ended December 31, 2006. Chula Vista Cable, Ltd.'s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chula Vista Cable, Ltd. as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.


Denver, Colorado
January 25, 2008


                                                          /s/ Comiskey & Company
                                                        PROFESSIONAL CORPORATION
                                                          789 Sherman, Suite 440
                                                               Denver, CO  80203


                                     CHULA VISTA CABLE, LTD.

                                   CONSOLIDATED BALANCE SHEET
                                For the Years Ended December 31,



                                                                                                2006             2005
                                                                                                ----             ----
ASSETS:

Current assets:
     Cash                                                                                         $ 35,448        $ 11,806
     Accounts receivable                                                                           115,835         128,739
     Intercompany receivable                                                                     1,243,758       1,199,553
     Other receivable                                                                               35,765          23,500
     Prepaid rent                                                                                    2,640           2,640

                                                                                           ----------------  --------------
         Total current assets                                                                    1,433,446       1,366,238

Property and equipment:
     Conduit                                                                                     3,331,160       3,127,399
     Plant,equipment and MDU, net accumulated depreciation                                         666,853         728,154
     Vehicles, tools, furniture and equipment net accumulated depreciation                          11,056          11,860

                                                                                           ----------------  --------------
                                                                                                 4,009,069       3,867,413

         Total Assets                                                                          $ 5,442,515      $5,233,651
                                                                                           ================  ==============


LIABILITIES AND PARTNERSHIP EQUITY

Current liabilities:
     Customer deposits                                                                            $ 34,625        $ 55,232
     Loan from partner                                                                             471,807         447,649
     Payroll payable                                                                                 3,425           3,425
     Current portion of capital lease payable                                                            0          13,357
     State taxes                                                                                       800               -
                                                                                           ----------------  --------------
         Total current liabilities                                                                 510,657         519,663

Long-term liabilities:
     Note payable to partner                                                                       389,196         389,196
     Note payable                                                                                   49,737          51,401
                                                                                           ----------------  --------------
                                                                                                   438,933         440,597

                                                                                           ----------------  --------------
              Total liabilities                                                                    949,590         960,260

Partnership equity:
     Ultronics                                                                                   1,097,370         980,014
     Michael                                                                                     1,269,328       1,156,224
     Altbaum                                                                                     1,906,693       1,694,301
     Accumulated equity                                                                            219,534         442,852
                                                                                           ----------------  --------------
         Total stockholders' equity                                                              4,492,925       4,273,391

         Total liabilities and partnership equity                                              $ 5,442,515      $5,233,651
                                                                                           ================  ==============



                       See footnotes to consolidated financial statements


                              CHULA VISTA CABLE, LTD.

                       CONSOLIDATED STATEMENT OF OPERATIONS
                         For the Years Ended December 31,




                                                                     2006                 2005
                                                                     ----                 ----

REVENUES:

Sales - cable services                                               $ 1,101,107         $ 1,257,089
                                                               ------------------   -----------------
          Total revenues                                               1,101,107           1,257,089

COST OF SALES:

Programming costs                                                        401,761             379,556
Other costs                                                               41,471              18,833
                                                               ------------------   -----------------
          Total cost of sales                                            443,232             398,389

Gross profit (loss)                                                      657,875             858,700
                                                               ------------------   -----------------

EXPENSES:

General and administrative                                               422,138             589,594
                                                               ------------------   -----------------
          Total expenses                                                 422,138             589,594

          Profit (loss) from operations                                  235,737             269,106
                                                               ------------------   -----------------

OTHER INCOME (EXPENSE):

Miscellaneous                                                                  -             190,058
Interest Income                                                            8,502              10,245
Interest expense                                                         (23,905)            (26,557)
                                                               ------------------   -----------------
                                                                         (15,403)            173,746
PROVISION FOR TAXES
Total provision for taxes                                                    800                   -
                                                               ------------------   -----------------
                                                                             800                   -
                                                               ------------------   -----------------


Net profit (loss)                                                      $ 219,534           $ 442,852
                                                               ==================   =================


                       See footnotes to consolidated financial statements


                                            CHULA VISTA CABLE, LTD.

                                  CONSOLIDATED STATEMENT OF PARTNERS' EQUITY
                                       For the Years Ended December 31,







              2005
                                        Capital                         Additional           Profit             Total
                                        -------
                                                                          Paid-in            (loss)           Partners'
                                         Share            Amount          Capital         Accumulated     Equity/(Deficit)
                                         -----            ------          -------         -----------     ----------------
Partners
Ultronics                                26.5%               980,014              -              117,356        1,097,370
Micha Mottale                            25.5%             1,156,224              -              113,104        1,269,328
Barbara Altbaum                          48.0%             1,626,003           68,298            212,392        1,906,693

                                     ---------------  --------------- ----------------  ----------------- ------------------
Balance at December 31, 2005             100.0%          $ 3,762,241         $ 68,298          $ 442,852      $ 4,273,391



              2006

                                        Capital                         Additional           Profit             Total
                                        -------
                                                                          Paid-in            (loss)           Partners'
                                         Share            Amount          Capital         Accumulated     Equity/(Deficit)
                                         -----            ------          -------         -----------     ----------------
Partners
Ultronics                                26.5%              1,097,370               -            58,177          1,155,546
Micha Mottale                            25.5%              1,269,328               -            56,069          1,325,397
Barbara Altbaum                          48.0%              1,906,693               -           105,289          2,011,981

                                     ---------------  --------------- ----------------  ----------------- ------------------
Balance at December 31, 2006             100.0%          $ 4,273,391              $ -         $ 219,534        $ 4,492,925








                              See footnotes to consolidated financial statements


                                     CHULA VISTA CABLE, LTD.

                              CONSOLIDATED STATEMENT OF CASH FLOWS
                                For the Years Ended December 31,


                                                                                   2006               2005
                                                                                   ----               ----

CASH FLOWS FROM
  OPERATING ACTIVITIES:

Net income                                                                          $ 219,534         $ 442,852

Adjustments to reconcile net income
 to net cash provided by operating activities
Depreciation expense                                                                   67,255            68,897

Change in operating assets and liabilities
Decrease in intercompany recievables                                                  (79,868)          (20,152)
Increase in notes payable                                                               9,138            40,530
Decrease in customer deposit                                                          (20,607)          (23,033)
Decrease to receivables                                                                36,304           (74,371)
State taxes                                                                               800                 -

                                                                              ----------------   ---------------
       Net cash (used in) operating activities                                      $ 232,556         $ 434,723
                                                                              ----------------   ---------------

INVESTING ACTIVITIES
Purchases of Fixed Assets                                                          $ (208,914)       $ (518,294)
                                                                              ----------------   ---------------

       Net cash used in investing activities                                       $ (208,914)       $ (518,294)

FINANCING ACTIVITIES
Increase to capital                                                                       $ -          $ 68,298
                                                                              ----------------   ---------------

Net cash provided in financing activities                                                 $ -          $ 68,298
                                                                              ----------------   ---------------

       Net increase (decrease) in cash                                               $ 23,642         $ (15,273)

       Cash, beginning                                                                 11,806            27,079
                                                                              ----------------   ---------------

       Cash, ending                                                                  $ 35,448          $ 11,806
                                                                              ================   ===============


SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES AND
OTHER CASH INFORMATION:
       Cash paid for interest                                                        $ 23,905          $ 26,557
                                                                              ================   ===============
       Cash paid for income taxes                                                         $ -               $ -
                                                                              ================   ===============


               See footnotes to consolidated financial statements

                             Chula Vista Cable, Ltd.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2006 and 2005

*NOTE 1 - FORMATION AND NATURE OF BUSINESS

         Chula Vista Cable, Ltd. ("CVC" or the "Company"), was formed on November 10, 1987 in the state of California. The Company is currently providing cable television and Internet services south of Metropolitan San Diego.

Going concern:

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern.

*NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

Fair Value of Financial Instruments:

The Company's financial instruments, including cash, accounts payable and accrued expenses, the carrying amounts approximates their fair values due to their short maturities. The fair value of amounts due from affiliate is not determined as the advances are to a related party.

Use of accounting estimates in the preparation of financial statements:

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk and Foreign Operations

         Financial instruments, which potentially subject the Company to concentrations of credit risk and consist of cash. The Company places its cash with high quality financial institutions and at times may exceed the Federal Deposit Insurance Corporation ("FDIC") $100,000 insurance limit. At December 31, 2006, the Company did not have any accounts with balances in excess of the FDIC insurance limits.

            The Company offers its services predominantly to customers located inside the United States and extends credit based on an evaluation of a customer's financial condition, generally without collateral. Exposure to losses on accounts receivable is principally dependent on each customer's financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses, if required. Although the Company expects to collect amounts due, actual collections may differ from the estimated amounts. The Company does not expect any customer to exceed 5% of its total accounts receivables. At December 31, 2006 and 2005, the allowance for doubtful accounts was zero.

Furniture, equipment, other assets, depreciation and impairment:

         Furniture, equipment and other assets are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the assets ranging from three to twenty seven years. Depreciation expense was $67,255 and $68,897 for the years ending December 31, 2006 and 2005, respectively. Depreciation on conduit owned by the Company is recorded when new accounts serviced by this conduit are placed in service.

         Management assesses the carrying values of long-lived assets for impairment when circumstances indicate that such amounts may not be recoverable from future operations. Generally, assets to be held and used are considered impaired if the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. As of December 31, 2006 and 2005, respectively, no impairment was realized.

                             Chula Vista Cable, Ltd.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2006 and 2005


*NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (continued)


Long-Lived Assets:

         The Company's management assesses the recoverability of its long-lived assets by determining whether the depreciation and amortization of long-lived assets over their remaining lives can be recovered through projected undiscounted future cash flows. The amount of long-lived asset impairment, if any, is measured based on fair value and is charged to operations in the period in which long-lived asset impairment is determined by management. For the years ended December 31, 2006 and 2005, the Company recorded $0 and $0 of impairment charges, respectively. There can be no assurance, however, that market conditions will not change or demand for the Company's products and services will continue, which could result in additional impairment of long-lived assets in the future.

Revenue Recognition:

            The Company recognizes revenue in accordance with Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," as revised by SAB No. 104. As such, the Company recognizes revenue when persuasive evidence of an arrangement exists, services have been performed, the price is fixed or readily determinable and collectibility is probable. Sales are recorded net of sales discounts. The Company's revenue is currently generated from cable TV and high speed internet services provided whereby the revenue is recognized when service is performed, which approximates the time the invoice is sent. Hookup revenue is recognized to the extent of direct selling costs incurred. The remainder is deferred and amortized to income over the estimated average period that subscribers are expected to remain connected to the system.

Income taxes:

         Chula Vista Cable, Ltd. provides for income taxes using the liability method in accordance with SFAS No. 109, Accounting for Income Taxes, SFAS No. 109 requires an asset and liability based approach in accounting for income taxes. Deferred income taxes reflect the net tax effect on future years of temporary differences between the carrying amount of assets and liabilities for financial statement and income tax purposes. The Company evaluates its effective tax rates regularly and adjusts them when appropriate based on currently available information relative to statutory rates, apportionment factors and the applicable taxable income in the jurisdictions in which it operates, among other factors. The items of taxable income and expense incurred by Chula Vista Cable, Ltd. are taxed on the individual partners' tax returns.

Cash and cash equivalents:

         The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The carrying amounts of cash equivalents approximate fair values.

Advertising

         The Company expenses the cost of direct advertising as incurred. For the years ended December 31, 2006 and 2005, the amount of advertising charged to expense totaled $8,050 and $762, respectively.

                             Chula Vista Cable, Ltd.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2006 and 2005


*NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (continued)


Recently issued accounting pronouncements:

         In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29. The guidance in APB Opinion No. 29, Accounting for Nonmonetary Transactions, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS No. 153 is effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005. The Company's adoption of SFAS No. 153 is not expected to have a material impact on the Company's financial position or results of operations.

         In March 2005, the FASB published FASB Interpretation No. 47, "Accounting for Conditional Asset Retirement Obligations," which clarifies that the term, conditional asset retirement obligations, as used in SFAS No. 143, "Accounting for Asset Retirement Obligations," refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity. The uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists. The interpretation also clarifies when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. This interpretation is effective no later than the end of the Company's fiscal 2006. The adoption of this Interpretation is not expected to have a material effect on the Company's consolidated financial position or results of operations.


         In May 2005, the FASB issued FASB Statement No. 154, Accounting Changes and Error Corrections. This new standard replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and represents another step in the FASB's goal to converge its standards with those issued by the IASB. Among other changes, Statement 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle, unless it is impracticable to do so. Statement 154 also provides that (1) a change in method of depreciating or amortizing a long-lived nonfinancial asset be accounted for as a change in estimate (prospectively) that was effected by a change in accounting principle, and (2) correction of errors in previously issued financial statements should be termed a "restatement." The new standard is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Early adoption of this standard is permitted for accounting changes and correction of errors made in fiscal years beginning after June 1, 2005. The Company does not believe the adoption of FASB Statement 151(sic) will have a material effect on its financial position or results of operations.

            In June 2005, the EITF reached a consensus on Issue No. 05-06, "Determining the Amortization Period for Leasehold Improvements" (EITF 05-06). EITF 05-06 provides guidance for determining the amortization period used for leasehold improvements acquired in a business combination or purchased after the inception of a lease, collectively referred to as subsequently acquired leasehold improvements). EITF 05-06 provides that the amortization period used for the subsequently acquired leasehold improvements to be the lesser of (a) the subsequently acquired leasehold improvements' useful lives, or (b) a period that reflects renewals that are reasonably assured upon the acquisition or the purchase. EITF 05-06 is effective on a prospective basis for subsequently acquired leasehold improvements purchased or acquired in periods beginning after the date of the FASB's ratification, which was on June 29, 2005. The Company does not anticipate that EITF 05-06 will have a material impact on its consolidated results of operations.

         In July 2005, the Financial Accounting Standards Board (FASB) issued an Exposure Draft of a proposed Interpretation "Accounting for Uncertain Tax Positions--an interpretation of FASB Statement No. 109." Under the

                             Chula Vista Cable, Ltd.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2006 and 2005


*NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (continued)

proposed Interpretation, a company would recognize in its financial statements its best estimate of the benefit of a tax position, only if the tax position is considered probable of being sustained on audit based solely on the technical merits of the tax position. In evaluating whether the probable recognition threshold has been met, the proposed interpretation would require the presumption that the tax position will be evaluated during an audit by taxing authorities. The proposed Interpretation would be effective as of the end of the first fiscal year ending after December 15, 2005, with a cumulative effect of a change in accounting principle to be recorded upon the initial adoption. The proposed Interpretation would apply to all tax positions and only benefits from tax positions that meet the probable recognition threshold at or after the effective date would be recognized. The Company is currently analyzing the proposed Interpretation and has not determined its potential impact on our Consolidated Financial Statements. While we cannot predict with certainty the rules in the final Interpretation, there is risk that the final Interpretation could result in a cumulative effect charge to earnings upon adoption, increases in future effective tax rates, and/or increases in future interperiod effective tax rate volatility.

         In July 2006, the Financial Accounting Standards Board ("FASB") finalized and issued Interpretation No. 48, ("FIN 48"), entitled Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109, which defines the threshold for recognizing the benefits of tax return positions as well as guidance regarding the measurement of the resulting tax benefits. FIN 48 requires a company to recognize for financial statement purposes the impact of a tax position if that position is "more likely than not" to prevail (defined as a likelihood of more than fifty percent of being sustained upon audit, based on the technical merits of the tax position). FIN 48 will be effective as of the beginning of the Company's fiscal year ending December 31, 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to retained earnings. The Company is currently evaluating the impact of adopting FIN 48 on its consolidated financial statements.

         In September 2006, the SEC Staff issued SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, to require registrants to quantify financial statement misstatements that have been accumulating in their financial statements for years and to correct them, if material, without restating. Under the provisions of SAB No. 108, financial statement misstatements are to be quantified and evaluated for materiality using both balance sheet and income statement approaches. SAB No. 108 is effective for fiscal years ending after November 15, 2006. The adoption of this pronouncement did not have a material impact on the Company's consolidated results of operations or financial condition.

         In September 2006, the FASB issued SFAS No. 157, Fair Value Measurement, to define fair value, establish a framework for measuring fair value and expand disclosures about fair value measurements. This statement provides guidance related to the definition of fair value, the methods used to measure fair value and disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is currently evaluating the impact of adopting SFAS No. 157 on its consolidated financial statements.

         There were various other accounting standards and interpretations issued during 2006, 2005 and 2004, none of which are expected to have a material impact on the Company's financial position, operations or cash flows.


Taxes Collected from Customers and Remitted to Governmental Authorities

         Taxes collected from customers and remitted to governmental authorities are presented in the accompanying statements of operations on a net basis.

                             Chula Vista Cable, Ltd.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2006 and 2005


*NOTE 3 - FURNITURE, EQUIPMENT, AND OTHER ASSETS



                                                                    2006               2005
                                                             ------------------- ------------------
  Tools & Equipment                                                      79,227             74,074
  Furniture, Office Fixtures and Equipment                               60,934             60,934
  Autos & Trucks                                                        139,305            139,305
  Head End Distribution, Converters                                   1,149,810          1,149,810
  Cable, Plant & Acquisition                                          1,635,488          1,635,488

  Conduit                                                             3,331,160          3,127,399
  MDU Access Fees                                                        35,000             35,000
                                                             ------------------- ------------------
                                                                      6,430,924          6,222,010
  Less accumulated depreciation and amortization                     -2,421,855         -2,354,597
                                                             ------------------- ------------------
                                                                      4,009,069          3,867,413
                                                             =================== ==================


*NOTE 4 - RELATED PARTY TRANSACTIONS

         As of December 31, 2006 and 2005, the Company had a long term note payable to a partner in the amount of $389,196. The note bears interest at 3.8% and is unsecured. For the year ended December 31, 2006 and 2005, a total of $14,308 and $14,177 was accrued to the partner on these loans.

         The Company's programming costs are contracted and paid for by Ultronics, a partner in the Company. Ultronics bills programming fees at its cost to the Company based on subscriber usage. For the years ended December 31, 2006 and 2005, a total of $401,760 and $379,556 in programming charges were billed to Chula Vista Cable, Ltd by Ultronics. The balance payable to Ultronics at December 31, 2006 and 2005 totaled $389,196. Ultronics is owned by one of the partners in the Company.

*NOTE 5 - NOTES PAYABLE

Notes payable:

         As of December 31, 2006 and 2005 the Company had notes payable outstanding totaling $49,737 and $51,401 respectively. These notes are unsecured and bear interest at 5.2%,annually. This is an open ended agreement and is paid back when funds are available.

                             Chula Vista Cable, Ltd.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2006 and 2005



*NOTE 6 - INCOME TAXES

         Chula Vista Cable, Ltd. is taxed as a partnership for federal and state income tax purposes. Items of income and expense are taxed on the individual shareholders' tax returns. Consequently, there is no provision for income tax expense recorded in the accompanying financial statements.


NOTE 7 - LEASES

         The Company leases office space under a non-cancelable operating lease requiring payments of $3,646 per month plus utilities and tax through August 31, 2007. From the date of these financials, this lease has been extended on a month to month basis under the same terms. Rent expense for the years ended December 31, 2006 and 2005 was $48,540 and $59,960, respectively.

*NOTE 8 - SUBSEQUENT EVENTS

         In  May  2007,  the  Company  executed  a  management   agreement  with
NexHorizon Communications, Inc. a Delaware corporation to manage the Company for a period of 120 days with monthly mutual extensions effective June 1, 2007.

         In May 2007, the Company also executed an Asset Purchase Agreement with NexHorizon Communications, Inc. to sell all assets and the business at a price of $4,250,000 net of adjustments. The transaction is pending completing certain covenants. The transaction is anticipated to be completed late 2007 / early 2008.

                             CHULA VISTA CABLE, LTD.


                     INDEX TO UNAUDITED FINANCIAL STATEMENTS



                                                                                       Page

Financial Statements for periods January 1 through September 30, 2007 and 2006

           Balance Sheet                                                                 2

           Statements of Operations                                                      3

           Partnership Equity                                                            4

           Statements of Cash Flows                                                      5

           Notes to Financial Statements                                                 6



                                         CHULA VISTA CABLE, LTD.

                                        CONSOLIDATED BALANCE SHEET
                                   For The Periods Ended September 30,
                                                UNAUDITED

                                                                                                2007              2006
                                                                                                ----              ----
ASSETS:

Current assets:
     Cash                                                                                         $ 38,269         $ 22,308
     Accounts receivable                                                                            50,934          118,595
     Intercompany receivable                                                                     1,347,565        1,193,750
     Other receivable                                                                               35,765           59,165
     Prepaid rent                                                                                    2,640            2,640


                                                                                           ----------------   --------------
         Total current assets                                                                    1,475,173        1,396,458

Property and equipment:
     Conduit                                                                                     3,402,018        3,260,519
     Plant,equipment and MDU, net accumulated depreciation                                         623,786          682,178
     Vehicles, tools, furniture and equipment net accumulated depreciation                           7,111           12,548

                                                                                           ----------------   --------------
         Total property and equipment                                                            4,032,915        3,955,245

         Total Assets                                                                          $ 5,508,088      $ 5,351,703
                                                                                           ================   ==============


LIABILITIES AND PARTNERSHIP EQUITY

Current liabilities:
     Customer deposits                                                                            $ 34,625         $ 55,232
     Loan from partner                                                                             474,962          471,253
     Payroll payable                                                                                 3,425            3,425
     State taxes                                                                                       800                -
                                                                                           ----------------   --------------
         Total current liabilities                                                                 513,812          529,910

Long-term liabilities:

     Note payable to partner                                                                       389,196          389,196
     Note payable                                                                                   25,248           62,553
                                                                                           ----------------   --------------
         Total long-term liabilities                                                               414,444          451,749

                                                                                           ----------------   --------------
              Total liabilities                                                                    928,256          981,659

Partnership equity:
     Ultronics                                                                                   1,155,546        1,097,370
     Micha Mottale                                                                               1,325,397        1,269,328
     Barbara Altbaum                                                                             2,011,981        1,906,693
     Accumulated equity                                                                             86,908           96,653
                                                                                           ----------------   --------------
         Total stockholders' equity                                                              4,579,832        4,370,044

         Total liabilities and partnership equity                                              $ 5,508,088      $ 5,351,703
                                                                                           ================   ==============


                       See footnotes to consolidated financial statements


                                  CHULA VISTA CABLE, LTD.

                           CONSOLIDATED STATEMENT OF OPERATIONS
                    For The Periods From January 1 Through September 30,
                                          UNAUDITED




                                                                                 2007               2006
                                                                                 ----               ----
REVENUES:

Sales - cable services                                                            $ 805,431          $ 824,019
                                                                            ----------------  -----------------
  Total revenues                                                                    805,431            824,019

COST OF SALES:

Programming costs                                                                   309,331            295,456
Other costs                                                                          36,148             37,183
                                                                            ----------------  -----------------
  Total cost of sales                                                               345,479            332,639

Gross profit (loss)                                                                 459,952            491,380
                                                                            ----------------  -----------------

EXPENSES:

General and administrative                                                          463,976            503,668
                                                                            ----------------  -----------------
  Total expenses                                                                    463,976            503,668

  Profit (loss) from operations                                                      (4,024)           (12,288)
                                                                            ----------------  -----------------

OTHER INCOME (EXPENSE):

Other income                                                                         96,420            122,299
Interest income                                                                       2,547             (2,986)
Interest expense                                                                     (8,035)           (10,372)
                                                                            ----------------  -----------------
                                                                                     90,932            108,941


Net profit (loss)                                                                  $ 86,908           $ 96,653
                                                                            ================  =================


                       See footnotes to consolidated financial statements


                                     CHULA VISTA CABLE, LTD.

                           CONSOLIDATED STATEMENT OF PARTNERS' EQUITY
                   For The Period January 1, 2007 Through September 30, 2007
                                            UNAUDITED






              2006
                                        Capital                         Additional          Profit              Total
                                                                         Paid-in            (loss)            Partners'
                                         Share           Amount          Capital         Accumulated      Equity/(Deficit)
                                         -----           ------          -------         -----------      ----------------

Partners                                                                                       $ 96,653
Ultronics                                26.50%            1,097,370         -                   25,613        1,122,983
Micha Mottale                            25.54%            1,269,328         -                   24,685        1,294,013
Barbara Altbaum                          47.96%            1,906,693         -                   46,355        1,953,048

                                      ------------- ----------------- ---------------  -----------------  ------------------
Balance at September 30, 2006             100%           $ 4,273,391       $ -                 $ 96,653      $ 4,370,044



              2007
                                        Capital                         Additional          Profit              Total
                                                                         Paid-in            (loss)            Partners'
                                         Share           Amount          Capital         Accumulated      Equity/(Deficit)
                                         -----           ------          -------         -----------      ----------------
Partners                                                                                       $ 86,908
Ultronics                                26.50%             1,155,546        -                   23,031        1,178,577
Micha Mottale                            25.54%             1,325,397        -                   22,196        1,347,593
Barbara Altbaum                          47.96%             2,011,981        -                   41,681        2,053,662

                                      ------------- ----------------- ---------------  -----------------  ------------------
Balance at September 30, 2007             100%           $ 4,492,924       $ -                 $ 86,908      $ 4,579,832





                       See footnotes to consolidated financial statements


                                     CHULA VISTA CABLE, LTD.

                              CONSOLIDATED STATEMENT OF CASH FLOWS
                      For The Period From January 1 Through September 30,
                                            UNAUDITED




                                                                                         2007               2006
                                                                                         ----               ----

CASH FLOWS FROM
  OPERATING ACTIVITIES:

Net income                                                                                  $ 86,908          $ 96,653

Adjustments to reconcile net (loss)
 to net cash provided by operating activities
Depreciation expense                                                                          47,015            50,441

Change in operating assets and liabilities
Decrease in intercompany receivables                                                        (103,809)           (2,204)
Decrease in notes payable                                                                    (21,336)           (6,259)
Decrease to receivables                                                                       64,901            10,144

                                                                                   ------------------  ----------------
       Net cash provided by operating activities                                            $ 73,679         $ 148,775
                                                                                   ------------------  ----------------


INVESTING ACTIVITIES
       Purchase of Assets                                                                  $ (70,858)       $ (138,273)
                                                                                   ------------------  ----------------
       Net cash used in investing activities                                               $ (70,858)       $ (138,273)

FINANCING ACTIVITIES
       Increase to capital                                                                       $ -               $ -
                                                                                   ------------------  ----------------
       Net cash provided in financing activities                                                 $ -               $ -

       Net increase (decrease) in cash                                                         2,821            10,502

       Cash, beginning                                                                        35,448            11,806
                                                                                   ------------------  ----------------

       Cash, ending                                                                         $ 38,269          $ 22,308
                                                                                   ==================  ================





                       See footnotes to consolidated financial statements

                             Chula Vista Cable, Ltd.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
                           September 30, 2007 and 2006

*NOTE 1 - FORMATION AND NATURE OF BUSINESS

                  Chula Vista Cable, Ltd. ("CVC" or the "Company"), was formed on November 10, 1987 in the state of California. The Company is currently providing cable television and Internet services south of Metropolitan San Diego.

Going concern:

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern.

*NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

Fair Value of Financial Instruments:

The Company's financial instruments, including cash, accounts payable and accrued expenses, the carrying amounts approximates their fair values due to their short maturities. The fair value of amounts due from affiliate is not determined as the advances are to a related party.

Use of accounting estimates in the preparation of financial statements:

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk and Foreign Operations

         Financial instruments, which potentially subject the Company to concentrations of credit risk and consist of cash. The Company places its cash with high quality financial institutions and at times may exceed the Federal Deposit Insurance Corporation ("FDIC") $100,000 insurance limit. At September 30, 2007, the Company did not have any accounts with balances in excess of the FDIC insurance limits.

            The Company offers its services predominantly to customers located inside the United States and extends credit based on an evaluation of a customer's financial condition, generally without collateral. Exposure to losses on accounts receivable is principally dependent on each customer's financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses, if required. Although the Company expects to collect amounts due, actual collections may differ from the estimated amounts. The Company does not expect any customer to exceed 5% of its total accounts receivables.

Furniture, equipment, other assets, depreciation and impairment:

         Furniture, equipment and other assets are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the assets ranging from three to twenty seven years. Depreciation expense was $47,015 and $50,441 for the periods ending September 30, 2007 and 2006, respectively. Depreciation on conduit owned by the Company is recorded when new accounts serviced by this conduit are placed in service.

         Management assesses the carrying values of long-lived assets for impairment when circumstances indicate that such amounts may not be recoverable from future operations. Generally, assets to be held and used are considered impaired if the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. As of September 30, 2007 and 2006, respectively, no impairment was realized.

                             Chula Vista Cable, Ltd.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
                           September 30, 2007 and 2006


*NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (continued)


Long-Lived Assets:

         The Company's management assesses the recoverability of its long-lived assets by determining whether the depreciation and amortization of long-lived assets over their remaining lives can be recovered through projected undiscounted future cash flows. The amount of long-lived asset impairment, if any, is measured based on fair value and is charged to operations in the period in which long-lived asset impairment is determined by management. For the periods January 1, 2007 through September 30, 2007 and 2006, the Company recorded $0 and $0 of impairment charges, respectively. There can be no assurance, however, that market conditions will not change or demand for the Company's products and services will continue, which could result in additional impairment of long-lived assets in the future.

Revenue Recognition:

            The Company recognizes revenue in accordance with Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," as revised by SAB No. 104. As such, the Company recognizes revenue when persuasive evidence of an arrangement exists, services have been performed, the price is fixed or readily determinable and collectibility is probable. Sales are recorded net of sales discounts. The Company's revenue is currently generated from cable TV and high speed internet services provided whereby the revenue is recognized when service is performed, which approximates the time the invoice is sent. Hookup revenue is recognized to the extent of direct selling costs incurred. The remainder is deferred and amortized to income over the estimated average period that subscribers are expected to remain connected to the system.

Income taxes:

         Chula Vista Cable, Ltd. provides for income taxes using the liability method in accordance with SFAS No. 109, Accounting for Income Taxes, SFAS No. 109 requires an asset and liability based approach in accounting for income taxes. Deferred income taxes reflect the net tax effect on future years of temporary differences between the carrying amount of assets and liabilities for financial statement and income tax purposes. The Company evaluates its effective tax rates regularly and adjusts them when appropriate based on currently available information relative to statutory rates, apportionment factors and the applicable taxable income in the jurisdictions in which it operates, among other factors. The items of taxable income and expense incurred by Chula Vista Cable, Ltd. are taxed on the individual partners' tax returns.

Cash and cash equivalents:

         The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The carrying amounts of cash equivalents approximate fair values.

Recently issued accounting pronouncements:

         In February 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial
Liabilities -- Including an Amendment of FASB Statement No. 115. SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex

                             Chula Vista Cable, Ltd.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
                           September 30, 2007 and 2006


*NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (continued)

hedge accounting provisions. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparison between entities that choose different measurement attributes for similar types of assets and liabilities. The Company will adopt SFAS No. 159 in the first quarter of 2008 and is still evaluating the effect, if any, on its consolidated financial position and consolidated results of operations.

         There were various other accounting standards and interpretations issued during 2007 and 2006, none of which are expected to have a material impact on the Company's financial position, operations or cash flows.


Taxes Collected from Customers and Remitted to Governmental Authorities

         Taxes collected from customers and remitted to governmental authorities are presented in the accompanying statements of operations on a net basis.


*NOTE 3 - FURNITURE, EQUIPMENT, AND OTHER ASSETS


                                                              Sept. 30, 2007     Sept. 30, 2006
                                                            ------------------- ------------------
    Tools & Equipment                                                   79,227             79,227
    Furniture, Office Fixtures and Equipment                            60,934             60,934
    Autos & Trucks                                                     139,305            139,305
    Head End Distribution, Converters                                1,149,810          1,149,810
    Cable, Plant & Acquisition                                       1,635,488          1,635,488

    Conduit                                                          3,402,018          3,260,519
    MDU Access Fees                                                     35,000             35,000
                                                            ------------------- ------------------
                                                                     6,501,782          6,360,283
    Less accumulated depreciation and amortization                  -2,468,867         -2,405,038
                                                            ------------------- ------------------
                                                                     4,032,915          3,955,245
                                                            =================== ==================


*NOTE 4 - PAYABLES TO RELATED PARTIES

         As of September 30, 2007 and 2006, the Company had a long term note payable to a partner in the amount of $378,688. The note bears interest at 3.8% and is unsecured. For the periods ended September 30, 2007 and 2006, a total of $8,035 and $10,372 was accrued to the partner on these loans.

         The Company's programming costs are contracted and paid for by Ultronics, a partner in the Company. Ultronics bills programming fees at its cost to the Company based on subscriber usage. For the periods ended September 30, 2007 and 2006, a total of $309,331 and $295,456 in programming charges were billed to Chula Vista Cable, Ltd by Ultronics. Ultronics is owned by one of the partners in the Company.

                             Chula Vista Cable, Ltd.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
                           September 30, 2007 and 2006


*NOTE 5 - NOTES PAYABLE

Notes payable:

         As of September 30, 2007 and 2006 the Company had notes payable outstanding totaling $25,248 and $62,553 respectively. These notes are unsecured and bear interest at 5.2%, annually. This is an open ended agreement and is paid back when funds are available.


*NOTE 6 - INCOME TAXES

         Chula Vista Cable, Ltd. is taxed as a partnership for federal and state income tax purposes. Items of income and expense are taxed on the individual shareholders' tax returns. Consequently, there is no provision for income tax expense recorded in the accompanying financial statements.


*NOTE 7 - MANAGEMENT AGREEMENT

         In  May  2007,  the  Company  executed  a  management   agreement  with
NexHorizon Communications, Inc. a Delaware corporation to manage the Company for a period of 120 days with monthly mutual extensions effective June 1, 2007.


*NOTE 8 - SALE OF BUSINESS

         In May 2007, the Company also executed an Asset Purchase Agreement with NexHorizon Communications, Inc. to sell all assets and the business at a price of $4,250,000 net of adjustments. The transaction is pending completing certain covenants. The transaction is anticipated to be completed late 2007 / early 2008.

                            NATIONAL CITY CABLE, INC.


                          INDEX TO FINANCIAL STATEMENTS



                                                                          Page


Financial Statements for Years Ended June 30, 2007 and 2006

           Auditors' Report                                                 2

           Balance Sheet                                                    3

           Statements of Operations                                         4

           Statement of Stockholders' Deficit                               5

           Statements of Cash Flows                                         6

           Notes to Financial Statements                                    7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Partners of National City Cable, Inc.

We have audited the accompanying balance sheets of National City Cable, Inc. as of June 30, 2007 and 2006, and the related statements of income, stockholders' equity and comprehensive income, and cash flows for each of the years in the two-year period ended June 30, 2007. National City Cable, Inc.'s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National City Cable, Inc. as of June 30, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the two-year period ended June 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements are prepared assuming that the Company will continue as a going concern. As more fully described in Note 3 to the financial statements, the Company has sustained repeating operating losses and has a substantial deficit in working capital and equity and has relied upon funding from related parties to continue in operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans to address these deficiencies are also described in Notes 3 and 8 to the financial statements. The accompanying financial statements do not include any adjustments which might be necessary if the Company is unable to continue in operations.

Denver, Colorado
January 25, 2008

                                                          /s/ Comiskey & Company
                                                        PROFESSIONAL CORPORATION
                                                          789 Sherman, Suite 440
                                                                Denver, CO 80203


                                NATIONAL CITY CABLE, INC.

                               CONSOLIDATED BALANCE SHEET
                              For the Years Ended June 30,



                                                                                               2007              2006
                                                                                               ----              ----
ASSETS:

Current assets:
     Cash                                                                                        $ 42,381         $ 11,893
     Accounts Receivable                                                                           24,824           77,184

                                                                                          ----------------   --------------
          Total current assets                                                                     67,205           89,077

Property and equipment:
     Tools, machinery, plant, and equipment, net accumulated depreciation                          35,244           38,682

                                                                                          ----------------   --------------
          Total property and equipment                                                             35,244           38,682


          Total Assets                                                                          $ 102,449        $ 127,759
                                                                                          ================   ==============


LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
     Intercompany payable                                                                     $ 2,267,615       $2,185,624
     Customer deposits                                                                              8,175           29,221
     Payroll payable                                                                                3,000            3,000
     Loan from stockholder                                                                         87,047           71,791
                                                                                          ----------------   --------------
          Total current liabilities                                                             2,365,837        2,289,636

Long-term liabilities:
     Note payable - Related Party                                                                  50,000           50,000
                                                                                          ----------------   --------------
          Total long-term liabilities                                                              50,000           50,000

                                                                                          ----------------   --------------
               Total liabilities                                                                2,415,837        2,339,636

Stockholders' deficit:
     Capital Stock                                                                                766,463          766,463
     Treasury Stock                                                                               (10,000)         (10,000)
     Accumulated deficit                                                                       (3,069,851)      (2,968,340)
                                                                                          ----------------   --------------
          Total stockholders' deficit                                                          (2,313,388)      (2,211,877)

          Total liabilities and stockholders' deficit                                           $ 102,449        $ 127,759
                                                                                          ================   ==============


                       See footnotes to consolidated financial statements


                              NATIONAL CITY CABLE, INC.

                        CONSOLIDATED STATEMENT OF OPERATIONS
                            For the Years Ended June 30,




                                                                                           2007              2006
                                                                                           ----              ----

REVENUES:

Sales - cable services                                                                      $ 382,290        $ 404,720
                                                                                      ----------------  ---------------
         Total revenues                                                                       382,290          404,720

COST OF SALES:

Programming costs                                                                             183,299          165,126
Other costs                                                                                     4,712            2,876
                                                                                      ----------------  ---------------
         Total cost of sales                                                                  188,011          168,002

Gross profit (loss)                                                                           194,279          236,718
                                                                                      ----------------  ---------------

EXPENSES:

General and administrative                                                                    274,639          306,827
                                                                                      ----------------  ---------------
         Total expenses                                                                       274,639          306,827

         Loss from operations                                                                 (80,360)         (70,109)
                                                                                      ----------------  ---------------

OTHER INCOME (EXPENSE):

Interest income                                                                                                  2,547
Interest expense                                                                              (20,351)         (22,061)
                                                                                      ----------------  ---------------
                                                                                              (20,351)         (19,514)

PROVISION FOR TAXES                                                                               800              800
                                                                                      ----------------  ---------------
Total provision for taxes                                                                         800              800
                                                                                      ----------------  ---------------


                                                                                      ----------------  ---------------
Net profit (loss)                                                                          $ (101,511)       $ (90,423)
                                                                                      ================  ===============




                       See footnotes to consolidated financial statements


                                    NATIONAL CITY CABLE, INC.

                         CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT
                                  For the Years Ended June 30,





                     2006
                                                  Capital
                                                   Stock                    Additional                          Total
                                                   -----
                                                                              Paid-in         Deficit       Stockholders'
                                                  Shares         Amount       Capital       Accumulated    Equity/(Deficit)
                                                  ------         ------       -------       -----------    ----------------

Capital stock issued
   par value of Voting Stock on July 1, 2005.     4,053,203      $ 637,225          $ -      $ (2,877,917)    $ (2,240,692)
   par value of Treasury Stock on July 1, 2005.      12,500        (10,000)           -                            (10,000)
   par value of Non-voting Stock on July 1, 2005.    51,430        129,238            -                            129,238
Net loss for the period from July 1, 2005
   through June 30, 2006                                                                          (90,423)         (90,423)
                                                ------------  ------------- ------------  ---------------- ----------------
Balance at June 30, 2006                          4,117,133      $ 756,463          $ -      $ (2,968,340)    $ (2,211,877)





                     2007

                                                  Capital
                                                   Stock                    Additional                          Total
                                                   -----
                                                                              Paid-in         Deficit       Stockholders'
                                                  Shares         Amount       Capital       Accumulated    Equity/(Deficit)
                                                  ------         ------       -------       -----------    ----------------
Capital stock issued
   par value of Voting Stock on July 1, 2006.     4,053,203      $ 637,225          $ -      $ (2,968,340)    $ (2,331,115)
   par value of Treasury Stock on July 1, 2006.      12,500        (10,000)           -                            (10,000)
   par value of Non-voting Stock on July 1, 2006.    51,430        129,238            -                            129,238
Net loss for the period from July 1, 2006
   through June 30, 2007                                                                         (101,511)        (101,511)
                                                ------------  ------------- ------------  ---------------- ----------------
Balance at June 30, 2007                          4,117,133      $ 756,463          $ -      $ (3,069,851)    $ (2,313,388)






                       See footnotes to consolidated financial statements


                               NATIONAL CITY CABLE, INC.

                         CONSOLIDATED STATEMENT OF CASH FLOWS
                             For The Years Ended June 30,



                                                                                             2007              2006
                                                                                             ----              ----
CASH FLOWS FROM
  OPERATING ACTIVITIES:

Net (loss)                                                                                   $ (101,511)       $ (90,423)

Adjustments to reconcile net (loss)
 to net cash provided by operating activities
Depreciation expense                                                                              3,439            3,513

Change in operating assets and liabilites
Increase in intercompany payable                                                                 81,989           70,382
Decrease in receivable                                                                           52,360            3,698
Decrease in customer deposit                                                                    (21,046)               -

                                                                                        ----------------  ---------------
       Net cash (used in) operating activities                                                 $ 15,231        $ (12,830)
                                                                                        ----------------  ---------------


FINANCING ACTIVITIES

Loan from stockholder                                                                          $ 15,256         $ 15,256
                                                                                        ----------------  ---------------


Net cash provided in financing activities                                                      $ 15,256         $ 15,256
                                                                                        ----------------  ---------------

       Net increase (decrease) in cash                                                           30,487            2,426

       Cash, beginning                                                                           11,894            9,466
                                                                                        ----------------  ---------------

       Cash, ending                                                                            $ 42,381         $ 11,892
                                                                                        ================  ===============









                       See footnotes to consolidated financial statements

                            National City Cable, Inc.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             June 30, 2007 and 2006

*NOTE 1 - FORMATION AND NATURE OF BUSINESS

         National City Cable, Inc. ("NCC" or the "Company"), was formed on March 17, 1989 in the state of California. The Company is currently providing cable television and Internet services south of Metropolitan San Diego.

Going concern:

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern.


*NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES


Fair Value of Financial Instruments:

         The Company's financial instruments, including cash, accounts payable and accrued expenses, the carrying amounts approximates their fair values due to their short maturities. The fair value of amounts due from affiliate is not determined as the advances are to a related party.

Use of accounting estimates in the preparation of financial statements:

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk and Foreign Operations

         Financial instruments, which potentially subject the Company to concentrations of credit risk and consist of cash. The Company places its cash with high quality financial institutions and at times may exceed the Federal Deposit Insurance Corporation ("FDIC") $100,000 insurance limit. At June 30, 2007, the Company did not have any accounts with balances in excess of the FDIC insurance limits.

            The Company offers its services predominantly to customers located inside the United States and extends credit based on an evaluation of a customer's financial condition, generally without collateral. Exposure to losses on accounts receivable is principally dependent on each customer's financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses, if required. Although the Company expects to collect amounts due, actual collections may differ from the estimated amounts. The Company does not expect any customer to exceed 5% of its total accounts receivables.

Furniture, equipment, other assets and depreciation:

         Furniture, equipment and other assets are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the assets ranging from three to twenty seven years. Depreciation expense was $3,439 and $3,513 for the fiscal year ending June 30, 2007 and 2006, respectively.

         Management assesses the carrying values of long-lived assets for impairment when circumstances indicate that such amounts may not be recoverable from future operations. Generally, assets to be held and used are considered impaired if the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. At fiscal year end June 30, 2007 and 2006, management believes that no impairment has occurred.

                            National City Cable, Inc.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             June 30, 2007 and 2006


*NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (continued)


Long-Lived Assets:

         The Company's management assesses the recoverability of its long-lived assets by determining whether the depreciation and amortization of long-lived assets over their remaining lives can be recovered through projected undiscounted future cash flows. The amount of long-lived asset impairment, if any, is measured based on fair value and is charged to operations in the period in which long-lived asset impairment is determined by management. For the fiscal years ended June 30, 2007 and 2006, the Company recorded $0 and $0 of impairment charges, respectively. There can be no assurance, however, that market conditions will not change or demand for the Company's products and services will continue, which could result in additional impairment of long-lived assets in the future.


Revenue Recognition:

            The Company recognizes revenue in accordance with Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," as revised by SAB No. 104. As such, the Company recognizes revenue when persuasive evidence of an arrangement exists, services have been performed, the price is fixed or readily determinable and collectibility is probable. Sales are recorded net of sales discounts. The Company's revenue is currently generated from cable TV and high speed internet services provided whereby the revenue is recognized when service is performed, which approximates the time the invoice is sent. Hookup revenue is recognized to the extent of direct selling costs incurred. The remainder is deferred and amortized to income over the estimated average period that subscribers are expected to remain connected to the system.

Income taxes:

         National City Cable, Inc. provides for income taxes using the liability method in accordance with SFAS No. 109, Accounting for Income Taxes, SFAS No. 109 requires an asset and liability based approach in accounting for income taxes. Deferred income taxes reflect the net tax effect on future years of temporary differences between the carrying amount of assets and liabilities for financial statement and income tax purposes. The Company evaluates its effective tax rates regularly and adjusts them when appropriate based on currently available information relative to statutory rates, apportionment factors and the applicable taxable income in the jurisdictions in which it operates, among other factors.

Cash and cash equivalents:

         The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The carrying amounts of cash equivalents approximate fair values.

Recently issued accounting pronouncements:

         In March 2005, the FASB published FASB Interpretation No. 47, "Accounting for Conditional Asset Retirement Obligations," which clarifies that the term, conditional asset retirement obligations, as used in SFAS No. 143, "Accounting for Asset Retirement Obligations," refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity. The uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists. The interpretation also clarifies when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. This interpretation is effective no later than the end of the

                            National City Cable, Inc.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             June 30, 2007 and 2006


*NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (continued)

Company's fiscal 2006. The adoption of this Interpretation is not expected to have a material effect on the Company's consolidated financial position or results of operations.


         In May 2005, the FASB issued FASB Statement No. 154, Accounting Changes and Error Corrections. This new standard replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and represents another step in the FASB's goal to converge its standards with those issued by the IASB. Among other changes, Statement 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle, unless it is impracticable to do so. Statement 154 also provides that (1) a change in method of depreciating or amortizing a long-lived nonfinancial asset be accounted for as a change in estimate (prospectively) that was effected by a change in accounting principle, and (2) correction of errors in previously issued financial statements should be termed a "restatement." The new standard is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Early adoption of this standard is permitted for accounting changes and correction of errors made in fiscal years beginning after June 1, 2005. The Company does not believe the adoption of FASB Statement 151(sic) will have a material effect on its financial position or results of operations.

            In June 2005, the EITF reached a consensus on Issue No. 05-06, "Determining the Amortization Period for Leasehold Improvements" (EITF 05-06). EITF 05-06 provides guidance for determining the amortization period used for leasehold improvements acquired in a business combination or purchased after the inception of a lease, collectively referred to as subsequently acquired leasehold improvements). EITF 05-06 provides that the amortization period used for the subsequently acquired leasehold improvements to be the lesser of (a) the subsequently acquired leasehold improvements' useful lives, or (b) a period that reflects renewals that are reasonably assured upon the acquisition or the purchase. EITF 05-06 is effective on a prospective basis for subsequently acquired leasehold improvements purchased or acquired in periods beginning after the date of the FASB's ratification, which was on June 29, 2005. The Company does not anticipate that EITF 05-06 will have a material impact on its consolidated results of operations.

         In July 2005, the Financial Accounting Standards Board (FASB) issued an Exposure Draft of a proposed Interpretation "Accounting for Uncertain Tax Positions--an interpretation of FASB Statement No. 109." Under the proposed Interpretation, a company would recognize in its financial statements its best estimate of the benefit of a tax position, only if the tax position is considered probable of being sustained on audit based solely on the technical merits of the tax position. In evaluating whether the probable recognition threshold has been met, the proposed interpretation would require the presumption that the tax position will be evaluated during an audit by taxing authorities. The proposed Interpretation would be effective as of the end of the first fiscal year ending after December 15, 2005, with a cumulative effect of a change in accounting principle to be recorded upon the initial adoption. The proposed Interpretation would apply to all tax positions and only benefits from tax positions that meet the probable recognition threshold at or after the effective date would be recognized. The Company is currently analyzing the proposed Interpretation and has not determined its potential impact on our Consolidated Financial Statements. While we cannot predict with certainty the rules in the final Interpretation, there is risk that the final Interpretation could result in a cumulative effect charge to earnings upon adoption, increases in future effective tax rates, and/or increases in future interperiod effective tax rate volatility.

         In July 2006, the Financial Accounting Standards Board ("FASB") finalized and issued Interpretation No. 48, ("FIN 48"), entitled Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109, which defines the threshold for recognizing the benefits of tax return positions as well as guidance regarding the measurement of the resulting tax benefits. FIN 48 requires a company to recognize for financial statement purposes the impact of a tax position if that position is "more likely than not" to prevail (defined as a likelihood of more than fifty percent of being sustained upon audit, based on the technical merits of the tax position). FIN 48 will be effective as of the beginning of the Company's fiscal year ending December 31, 2007, with the

                            National City Cable, Inc.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             June 30, 2007 and 2006


*NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (continued)


cumulative effect of the change in accounting principle recorded as an adjustment to retained earnings. The Company is currently evaluating the impact of adopting FIN 48 on its consolidated financial statements.

         In September 2006, the SEC Staff issued SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, to require registrants to quantify financial statement misstatements that have been accumulating in their financial statements for years and to correct them, if material, without restating. Under the provisions of SAB No. 108, financial statement misstatements are to be quantified and evaluated for materiality using both balance sheet and income statement approaches. SAB No. 108 is effective for fiscal years ending after November 15, 2006. The adoption of this pronouncement did not have a material impact on the Company's consolidated results of operations or financial condition.

         In September 2006, the FASB issued SFAS No. 157, Fair Value Measurement, to define fair value, establish a framework for measuring fair value and expand disclosures about fair value measurements. This statement provides guidance related to the definition of fair value, the methods used to measure fair value and disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is currently evaluating the impact of adopting SFAS No. 157 on its consolidated financial statements.

         In February 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial
Liabilities -- Including an Amendment of FASB Statement No. 115. SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparison between entities that choose different measurement attributes for similar types of assets and liabilities. The Company will adopt SFAS No. 159 in the first quarter of 2008 and is still evaluating the effect, if any, on its consolidated financial position and consolidated results of operations.

         There were various other accounting standards and interpretations issued during 2007, 2006, 2005 and 2004, none of which are expected to have a material impact on the Company's financial position, operations or cash flows.


Taxes Collected from Customers and Remitted to Governmental Authorities

         Taxes collected from customers and remitted to governmental authorities are presented in the accompanying statements of operations on a net basis.

                            National City Cable, Inc.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             June 30, 2007 and 2006

NOTE 3 - GOING CONCERN

         The Company has sustained repeated operating losses and currently has a stockholders' deficit of $2,313,388 and a working capital deficit of $2,298,632. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company has historically relied upon advances from Chula Vista Cable, Ltd., a company with common ownership with National City Cable, and from its shareholders for working capital to continue operations. Management intends to continue to rely upon related party advances and loans from stockholders to fund operations. In addition, subsequent to year end, the Company and its affiliate Chula Vista Cable Ltd. entered into an agreement to sell its assets to NexHorizon Communications, as mentioned in Footnote 8. The accompanying financial statements do not include any adjustments which might be necessary if the Company is unable to continue in existence.


*NOTE 4 - FURNITURE, EQUIPMENT, AND OTHER ASSETS


                                                             Jun 30, 07        Jun 30, 06
                                                           ---------------- -----------------

  Tools & Equipment                                                  1,517             1,517
  Head End Distribution, Converters                                372,410           372,410
  Cable, Plant, & Acquisitions                                     658,157           658,157
  MDU Access Fees                                                        0           152,430
                                                           ---------------- -----------------
                                                                 1,032,084         1,184,514
  Less accumulated depreciation and amortization                  -996,840        -1,145,832
                                                           ---------------- -----------------
                                                                    35,244            38,682
                                                           ================ =================


*NOTE 5 - RELATED PARTY TRANSACTIONS

         As of June 30, 2007 and June 30, 2006 the Company had loans and advances outstanding to a stockholder totaling $87,047 and $71,791 respectively, comprising interest on an outstanding loan from the shareholder with a balance of $248,417 at both June 30, 2007 and 2006.

         As of June 30, 2007 and 2006, the Company had a $50,000 long term liability to Chula Vista Cable, Ltd. which bears interest at 5.5% per year. A total of $2,747 and $2,747 was paid to Chula Vista for the years ended June 30, 2007 and 2006.

         The Company also has a trade payable to Chula Vista totaling $543,244 and $567,553 at June 30, 2007 and 2006. These amounts are included in intercompany payable in the accompanying balance sheet.

         The Company's programming costs are contracted and paid for by Ultronics, an entity owned by a stockholder in the Company. Ultronics bills programming fees at its cost to the Company based on subscriber usage. For the years ended June 30, 2007 and 2006, a total of $183,299 and $165,126 in programming charges were billed to National City Cable by Ultronics. The balance payable to Ultronics at June 30, 2007 and 2006 was $1,475,954 and $1,369,656 respectively. These amounts are included in intercompany payable in the accompanying balance sheet.

                            National City Cable, Inc.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             June 30, 2007 and 2006

*NOTE 6 - STOCKHOLDERS' EQUITY

Authorized:

         NCC, a California  corporation,  has 4,065,703  voting  shares,  54,400
non-voting   shares,   and  12,500  treasury  shares   authorized,   issued  and
outstanding.


*NOTE 7 - INCOME TAXES

         The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are not recognized. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company's ability to generate taxable income within the net operating loss carry forward period. Use of the carryforward may be restricted if there is a change in ownership.


         The Company's deferred tax assets and valuation allowance for the period ending June 30, 2006 are as follows:

          Estimated NOL Carryforward                  $      3,100,000
          NOL Expires                                             2026
          Estimated Tax Benefit from NOL               $      1,054,230
          Valuation Allowance                          $    -(1,054,230)
          Change in Valuation Allowance - 2006         $         30,750
          Change in Valuation Allowance - 2007         $         34,500
          Net deferred income tax asset                $            -

         Income taxes at the statutory rate are reconciled to the Company's actual income taxes as follows:

Income tax benefit at statutory rate resulting from net operating
  loss carry forward                                                      (34%)
Deferred income tax valuation allowance                                    34%
                                                                         -----
Actual tax rate                                                             0%
                                                                        ======

Federal net operating loss carry forwards of approximately $3,100,000 at June 30, 2007, are available to offset future taxable income, if any, through 2026. A valuation allowance has been provided to reduce the deferred tax asset, which consists of the net operating loss, as realization of the asset is not assured.

*NOTE  8 - LEASES

         As of June 30, 2007 and 2006, the Company shares office space with Chula Vista Cable, Ltd, for which is pays no rent.


*NOTE 9 - SUBSEQUENT EVENTS

         In  May  2007,  the  Company  executed  a  management   agreement  with
NexHorizon Communications, Inc. a Delaware corporation to manage the Company for a period of 120 days with monthly mutual extensions effective June 1, 2007.

         In May 2007, the Company also executed an Asset Purchase Agreement with NexHorizon Communications, Inc. to sell all assets and the business at a price of $750,000 net of adjustments. The transaction is pending completing certain covenants. The transaction is anticipated to be completed late 2007 / early 2008.

                            NATIONAL CITY CABLE, INC.


                     INDEX TO UNAUDITED FINANCIAL STATEMENTS



                                                                                            Page


Financial Statements for the period July 1 through September 30, 2007 and 2006

           Balance Sheet                                                                      2

           Statements of Operations                                                           3

           Statement of Stockholders' Deficit                                                 4

           Statements of Cash Flows                                                           5

           Notes to Financial Statements                                                      6


                                    NATIONAL CITY CABLE, INC.

                                   CONSOLIDATED BALANCE SHEET
                               For The Period Ended September 30,
                                            UNAUDITED



                                                                                             2007               2006
                                                                                             ----               ----
ASSETS:

Current assets:
     Cash                                                                                      $ 19,956          $ 15,485
     Accounts Receivable                                                                         17,047            82,926

                                                                                        ----------------   ---------------
          Total current assets                                                                   37,003            98,411

Property and equipment:
     Tools, machinery, plant, and equipment, net accumulated depreciation                        34,384            37,823

                                                                                        ----------------   ---------------
          Total property and equipment                                                           34,384            37,823


          Total Assets                                                                         $ 71,387         $ 136,234
                                                                                        ================   ===============


LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
     Intercompany payable                                                                   $ 2,248,068       $ 2,210,761
     Customer deposits                                                                            8,175            29,221
     Payroll payable                                                                              3,000             3,000
     Loan from stockholder                                                                       87,047            71,791
          Total current liabilities                                                           2,346,290         2,314,773

Long-term liabilities:
     Note payable                                                                                50,000            50,000
                                                                                        ----------------   ---------------
          Total long-term liabilities                                                            50,000            50,000

                                                                                        ----------------   ---------------
               Total liabilities                                                              2,396,290         2,364,773

Stockholders' deficit:
     Capital Stock                                                                              766,463           766,463
     Treasury Stock                                                                             (10,000)          (10,000)
     Accumulated deficit                                                                     (3,081,366)       (2,985,002)
                                                                                        ----------------   ---------------
          Total stockholders' deficit                                                        (2,324,903)       (2,228,539)

          Total liabilities and stockholders' deficit                                          $ 71,387         $ 136,234
                                                                                        ================   ===============


                       See footnotes to consolidated financial statements
                                               2


                             NATIONAL CITY CABLE, INC.

                        CONSOLIDATED STATEMENT OF OPERATIONS
                  For The Period From July 1 Through September 30,
                                     UNAUDITED


                                                                                          2007             2006
                                                                                          ----             ----

REVENUES:

Sales - cable services                                                                     $ 93,800         $ 96,269
                                                                                     ---------------  ---------------
         Total revenues                                                                      93,800           96,269

COST OF SALES:

Programming costs                                                                            43,779           47,616
Other costs                                                                                   1,492              832
                                                                                     ---------------  ---------------
         Total cost of sales                                                                 45,271           48,448

Gross profit (loss)                                                                          48,529           47,821
                                                                                     ---------------  ---------------

EXPENSES:

General and administrative                                                                   58,447           64,483
                                                                                     ---------------  ---------------
         Total expenses                                                                      58,447           64,483

         Loss from operations                                                                (9,918)         (16,662)
                                                                                     ---------------  ---------------

OTHER INCOME (EXPENSE):

Interest income
Interest expense                                                                               (797)               -
                                                                                     ---------------  ---------------
                                                                                               (797)               -

PROVISION FOR TAXES                                                                             800                -
                                                                                     ---------------  ---------------
Total provision for taxes                                                                       800                -
                                                                                     ---------------  ---------------


Net profit (loss)                                                                         $ (11,515)       $ (16,662)
                                                                                     ---------------  ---------------





                       See footnotes to consolidated financial statements
                                               3


                                    NATIONAL CITY CABLE, INC.

                         CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT
                   For The Period July 1 Through September 30, 2007 and 2006
                                            UNAUDITED




                    2006
                                                    Capital
                                                     Stock                     Additional                       Total
                                                     -----
                                                                               Paid-in         Deficit      Stockholders'
                                                    Shares         Amount      Capital       Accumulated    Equity/(Deficit)
                                                    ------         ------      -------       -----------    ----------------

Capital stock issued
   par value of Voting Stock on July 1, 2006        4,053,203      $ 637,225         $ -      $ (2,968,340)   $ (2,331,115)
   par value of Treasury Stock on July 1, 2006         12,500        (10,000)          -                           (10,000)
   par value of Non-voting Stock on July 1, 2006       51,430        129,238           -                           129,238
Net loss for the period from July 1, 2006
   through September 30, 2006                                                                      (16,662)        (16,662)
                                                  ------------  ------------- -----------  ---------------- ---------------
Balance at September 30, 2006                       4,117,133      $ 756,462         $ -      $ (2,985,002)   $ (2,228,540)





                    2007
                                                    Capital
                                                     Stock                     Additional                       Total
                                                     -----
                                                                               Paid-in         Deficit      Stockholders'
                                                    Shares         Amount      Capital       Accumulated    Equity/(Deficit)
                                                    ------         ------      -------       -----------    ----------------
Capital stock issued
   par value of Voting Stock on July 1, 2007        4,053,203      $ 637,225         $ -      $ (3,069,851)   $ (2,432,626)
   par value of Treasury Stock on July 1, 2007         12,500        (10,000)          -                           (10,000)
   par value of Non-voting Stock on July 1, 2007       51,430        129,238           -                           129,238
Net loss for the period from July 1, 2007
   through September 30, 2007                                                                      (11,515)        (11,515)
                                                  ------------  ------------- -----------  ---------------- ---------------
Balance at September 30, 2007                       4,117,133      $ 756,462         $ -      $ (3,081,366)   $ (2,324,904)





                       See footnotes to consolidated financial statements
                                               4


                                NATIONAL CITY CABLE, INC.

                          CONSOLIDATED STATEMENT OF CASH FLOWS
                           For The Periods Ended September 30,
                                        UNAUDITED




                                                                                                2007              2006
                                                                                                ----              ----

CASH FLOWS FROM
  OPERATING ACTIVITIES:

Net (loss)                                                                                       $ (11,515)       $ (16,662)

Adjustments to reconcile net (loss)
 to net cash provided by operating activities
Depreciation expense                                                                                   859              860
Change in operating assets and liabilites
Increase (Decrease) in intercompany payable                                                        (19,546)          13,653
(Increase) Decrease in recievable                                                                    7,777            5,742


                                                                                          -----------------   --------------
       Net cash (used in) operating activities                                                   $ (22,425)         $ 3,593
                                                                                          -----------------   --------------


FINANCING ACTIVITIES

Loan from stockholder                                                                                  $ -              $ -
                                                                                          -----------------   --------------


Net cash provided in financing activities                                                              $ -              $ -
                                                                                          -----------------   --------------

       Net increase (decrease) in cash                                                             (22,425)           3,593

       Cash, beginning                                                                              42,381           11,893
                                                                                          -----------------   --------------

       Cash, ending                                                                               $ 19,956         $ 15,485
                                                                                          =================   ==============



                       See footnotes to consolidated financial statements
                                               5

                            National City Cable, Inc.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
                           September 30, 2007 and 2006

*NOTE 1 - FORMATION AND NATURE OF BUSINESS

         National City Cable, Inc. ("NCC" or the "Company"), was formed on March 17, 1989 in the state of California. The Company is currently providing cable television and Internet services south of Metropolitan San Diego.

Going concern:

         The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern.

*NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

Fair Value of Financial Instruments:

         The Company's financial instruments, including cash, accounts payable and accrued expenses, the carrying amounts approximates their fair values due to their short maturities. The fair value of amounts due from affiliate is not determined as the advances are to a related party.

Use of accounting estimates in the preparation of financial statements:

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk and Foreign Operations

         Financial instruments, which potentially subject the Company to concentrations of credit risk and consist of cash. The Company places its cash with high quality financial institutions and at times may exceed the Federal Deposit Insurance Corporation ("FDIC") $100,000 insurance limit. At September 30, 2007, the Company did not have any accounts with balances in excess of the FDIC insurance limits.

            The Company offers its services predominantly to customers located inside the United States and extends credit based on an evaluation of a customer's financial condition, generally without collateral. Exposure to losses on accounts receivable is principally dependent on each customer's financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses, if required. Although the Company expects to collect amounts due, actual collections may differ from the estimated amounts. The Company does not expect any customer to exceed 5% of its total accounts receivables.

Furniture, equipment, other assets and depreciation:

         Furniture, equipment and other assets are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the assets ranging from three to Twenty Seven years. Depreciation expense was $859 and $860 for the periods ended September 30, 2007 and 2006, respectively.

         Management assesses the carrying values of long-lived assets for impairment when circumstances indicate that such amounts may not be recoverable from future operations. Generally, assets to be held and used are considered impaired if the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. At September 30, 2007 and 2006, management believes that no impairment has occurred.

                            National City Cable, Inc.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
                           September 30, 2007and 2006


*NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (continued)


Long-Lived Assets:

         The Company's management assesses the recoverability of its long-lived assets by determining whether the depreciation and amortization of long-lived assets over their remaining lives can be recovered through projected undiscounted future cash flows. The amount of long-lived asset impairment, if any, is measured based on fair value and is charged to operations in the period in which long-lived asset impairment is determined by management. For the periods July 1, through September 30, 2007 and 2006, the Company recorded $0 and $0 of impairment charges, respectively. There can be no assurance, however, that market conditions will not change or demand for the Company's products and services will continue, which could result in additional impairment of long-lived assets in the future.

Revenue Recognition:

            The Company recognizes revenue in accordance with Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," as revised by SAB No. 104. As such, the Company recognizes revenue when persuasive evidence of an arrangement exists, services have been performed, the price is fixed or readily determinable and collectibility is probable. Sales are recorded net of sales discounts. The Company's revenue is currently generated from cable TV and high speed internet services provided whereby the revenue is recognized when service is performed, which approximates the time the invoice is sent. Hookup revenue is recognized to the extent of direct selling costs incurred. The remainder is deferred and amortized to income over the estimated average period that subscribers are expected to remain connected to the system.

Income taxes:

         National City Cable, Inc. provides for income taxes using the liability method in accordance with SFAS No. 109, Accounting for Income Taxes, SFAS No. 109 requires an asset and liability based approach in accounting for income taxes. Deferred income taxes reflect the net tax effect on future years of temporary differences between the carrying amount of assets and liabilities for financial statement and income tax purposes. The Company evaluates its effective tax rates regularly and adjusts them when appropriate based on currently available information relative to statutory rates, apportionment factors and the applicable taxable income in the jurisdictions in which it operates, among other factors.

Cash and cash equivalents:

         The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The carrying amounts of cash equivalents approximate fair values.

Recently issued accounting pronouncements:

         In February 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial
Liabilities -- Including an Amendment of FASB Statement No. 115. SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparison between entities that choose different measurement attributes for similar types of assets and liabilities. The Company will adopt SFAS No. 159 in the first quarter of 2008 and is still evaluating the effect, if any, on its consolidated financial position and consolidated results of operations.

                            National City Cable, Inc.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
                           September 30, 2007 and 2006



*NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (continued)

         There were various other accounting standards and interpretations issued during 2007, 2006, 2005 and 2004, none of which are expected to have a material impact on the Company's financial position, operations or cash flows.


Taxes Collected from Customers and Remitted to Governmental Authorities
         Taxes collected from customers and remitted to governmental authorities are presented in the accompanying statements of operations on a net basis.


NOTE 3 - GOING CONCERN

         The Company has sustained repeated operating losses and currently has a stockholders' deficit of $2,324,903 and a working capital deficit of $2,309,287. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company has historically relied upon advances from Chula Vista Cable, Ltd., a company with common ownership with National City Cable, and from its shareholders for working capital to continue operations. Management intends to continue to rely upon related party advances and loans from stockholders to fund operations. In addition, subsequent to year end, the Company and its affiliate Chula Vista Cable Ltd. entered into an agreement to sell its assets to NexHorizon Communications, as mentioned in Footnote 8. The accompanying financial statements do not include any adjustments which might be necessary if the Company is unable to continue in existence.


*NOTE 4 - FURNITURE, EQUIPMENT, AND OTHER ASSETS


                                                            Sept. 30, 07      Sept. 30, 06
                                                           ---------------- -----------------

      Tools & Equipment                                              1,517             1,517
      Head End Distribution, Converters                            372,410           372,410
      Cable, Plant, & Acquisitions                                 658,157           658,157
      MDU Access Fees                                                    0           152,430
                                                           ---------------- -----------------
                                                                 1,032,084         1,184,514
      Less accumulated depreciation and amortization              -997,700        -1,146,691
                                                           ---------------- -----------------
                                                                    34,384            37,823
                                                           ================ =================

                            National City Cable, Inc.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
                           September 30, 2007 and 2006


*NOTE 5 - PAYABLES TO RELATED PARTIES

         As of September 30, 2007 and September 30, 2006 the Company had loans and advances outstanding to a stockholder totaling $87,047 and $71,791 respectively, comprising interest on an outstanding loan from the shareholder with a balance of $248,417 at both September 30, 2007 and 2006.

         As of September 30, 2007 and 2006, the Company had a $50,000 long term liability to Chula Vista Cable, Ltd. which bears interest at 5.5% per year. A total of $797 and $0 was paid to Chula Vista for the periods ended September 30, 2007 and 2006.

         The Company also has a trade payable to Chula Vista totaling $504,918 and $566,073 at September 30, 2007 and 2006. These amounts are included in intercompany payable in the accompanying balance sheet.

         The Company's programming costs are contracted and paid for by Ultronics, an entity owned by a stockholder in the Company. Ultronics bills programming fees at its cost to the Company based on subscriber usage. For the periods ended September 30, 2007 and 2006, a total of $43,779 and $47,616 in programming charges were billed to National City Cable by Ultronics. The balance payable to Ultronics at September 30, 2007 and 2006 was $1,494,733 and $1,396,271 respectively. These amounts are included in intercompany payable in the accompanying balance sheet.


*NOTE 6 - STOCKHOLDERS' EQUITY

Authorized:

         NCC, a California  corporation,  has 4,065,703  voting  shares,  54,400
non-voting   shares,   and  12,500  treasury  shares   authorized,   issued  and
outstanding. .


*NOTE 7 - INCOME TAXES

         The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are not recognized. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company's ability to generate taxable income within the net operating loss carry forward period. Use of the carryforward may be restricted if there is a change in ownership.

         The Company's deferred tax assets and valuation allowance for the period ending September 30, 2007 are as follows:

         Estimated NOL Carryforward                  $ 3,100,000
         NOL Expires                                        2026
         Estimated Tax Benefit from NOL              $ 1,058,180
         Valuation Allowance                         $(1,058,180)
         Change in Valuation Allowance               $    (3,950)
         Net deferred income tax asset               $         -

         Income taxes at the statutory rate are reconciled to the Company's actual income taxes as follows:

Income tax benefit at statutory rate resulting from net operating
  loss carry forward                                                       (34%)
Deferred income tax valuation allowance                                     34%
                                                                          -----
Actual tax rate                                                              0%
                                                                         ======

                            National City Cable, Inc.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
                           September 30, 2007 and 2006

*NOTE 7 - INCOME TAXES (continued)


Federal net operating loss carry forwards of approximately $ 3,100,000 at September 30, 2007, are available to offset future taxable income, if any, through 2026. A valuation allowance has been provided to reduce the deferred tax asset, which consists of the net operating loss, as realization of the asset is not assured.


*NOTE  8 - MANAGEMENT AGREEMENT

         In  May  2007,  the  Company  executed  a  management   agreement  with
NexHorizon Communications, Inc. a Delaware corporation to manage the Company for a period of 120 days with monthly mutual extensions effective June 1, 2007.


*NOTE  9 - SALE OF BUSINESS

         In May 2007, the Company also executed an Asset Purchase Agreement with NexHorizon Communications, Inc. to sell all assets and the business at a price of $750,000 net of adjustments. The transaction is pending completing certain covenants. The transaction is anticipated to be completed late 2007 / early 2008.


                        NEXHORIZON COMMUNICATIONS, INC. AND SUBSIDIARIES
                    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                        December 31, 2007


                                                                            Historical
                                                      ------------------------------------------------------------
ASSETS                                                Chula Vista Cable,    National City          NexHorizon          Pro forma
                                                            Ltd.             Cable, Inc.        Communications,       consolidated
                                                                                                     Inc.
                                                      ------------------  ------------------ -------------------  -----------------
Cash and cash equivalents                                      $ 26,857            $ 31,366               $ 125           $ 58,348
Receivables                                                     103,946              19,801              18,200            141,947
Prepaid expenses and other                                        2,640                   -              98,369            101,009
Current portion of prepaid services                                   -                   -              15,000             15,000
                                                      ------------------  ------------------ -------------------  -----------------
   Total current assets                                         133,443              51,167             131,694            316,304
                                                      ------------------  ------------------ -------------------  -----------------
Property and equipment:

Conduit                                                       3,331,160                   -                   -          3,331,160
Tools, machinery, plant and equipment, net                    1,374,636             366,258             366,688          2,107,582
                                                      ------------------  ------------------ -------------------  -----------------
   Total property and equipment                               4,705,796             366,258             366,688          5,438,742

Other assets:
Prepaid services, net                                                 -                   -              28,868             28,868
Intellectual property, net                                            -                   -             185,510            185,510
                                                      ------------------  ------------------ -------------------  -----------------
                                                                      -                   -             214,378            214,378
                                                      ------------------  ------------------ -------------------  -----------------
   Total assets                                             $ 4,839,239           $ 417,425           $ 712,760        $ 5,969,424
                                                      ==================  ================== ===================  =================

LIABILITIES AND STOCKHOLDERS' EQUITY

Customer deposit                                               $ 36,930             $ 6,520                 $ -           $ 43,450
Accrued liabilities and expenses                                  6,141               1,084             862,140            869,365
Convertible notes, including accrued interest                         -                   -             465,000            465,000
                                                      ------------------  ------------------ -------------------  -----------------
   Total current liabilities                                     43,071               7,604           1,327,140          1,377,815

Long Term Liabilities                                         1,487,500             262,500             499,500          2,249,500
                                                      ------------------  ------------------ -------------------  -----------------

   Total liabilities                                          1,530,571             270,104           1,826,640          3,627,315
                                                      ------------------  ------------------ -------------------  -----------------

Stockholders' equity (deficit)                                3,308,668             147,321          (1,113,880)         2,342,109


                                                      ------------------  ------------------ -------------------  -----------------
 Total liabilities and stockholders' equity (deficit)       $ 4,839,239           $ 417,425           $ 712,760        $ 5,969,424
                                                      ==================  ================== ===================  =================


                        NEXHORIZON COMMUNICATIONS, INC. AND SUBSIDIARIES
               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                              TWELVE MONTHS ENDED DECEMBER 31, 2007


                                   Historical
                                                       ------------------------------------------------------------
                                                       Chula Vista Cable,   National City          Nexhorizon         Pro forma
                                                              Ltd.            Cable, Inc.       Communications,     consolidated
                                                                                                      Inc.
                                                       -------------------  ----------------  -------------------  ---------------
Revenues                                                        1,251,684           421,771              360,845        2,034,300
Direct cost of sales                                             (463,124)         (158,119)            (178,241)        (799,484)
                                                       -------------------  ----------------  -------------------  ---------------

Gross profit                                                      788,560           263,652              182,604        1,234,816
                                                       -------------------  ----------------  -------------------  ---------------


Total operating expenses                                         (519,448)         (177,325)            (860,521)      (1,557,294)
                                                       -------------------  ----------------  -------------------  ---------------

Profit (loss) from operations                                     269,112            86,327             (677,917)        (322,478)
                                                       -------------------  ----------------  -------------------  ---------------

Other income (expense):
     Interest income                                                8,502                 -                    -            8,502
     Interest expense                                             (20,351)                -                    -          (20,351)
     Other                                                           (800)                -                    -             (800)
                                                       -------------------  ----------------  -------------------  ---------------
                                                                  (12,649)                -                    -          (12,649)
                                                       -------------------  ----------------  -------------------  ---------------

                                                       -------------------  ----------------  -------------------  ---------------
Net income (loss)                                                 256,463            86,327             (677,917)        (335,127)
                                                       ===================  ================  ===================  ===============


Net income (loss) applicable to common shareholders               256,463            86,327             (677,917)        (335,127)
                                                       ===================  ================  ===================  ===============

Basic and diluted net loss per common share                                                                                 (0.01)
                                                                                                                   ===============

Weighted average number of common
  shares outstanding                                                                                                        (0.01)
                                                                                                                   ===============

                NEXHORIZON COMMUNICATIONS, INC. AND SUBSIDIARIES

               NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED
                   BALANCE SHEET AND STATEMENTS OF OPERATIONS
            BALANCE SHEET AS OF DECEMBER 31, 2007, AND STATEMENTS OF
                OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


(A) This entry is recorded to reflect the asset purchase agreements of Chula Vista Cable, Ltd ("CVC") and the stock purchase agreement of National City Cable, Inc. ("NCC") a California corporation. The Company acquired 100% of the assets of CVC in exchange for $4.25 million (cash, note and stock) The Company also acquired 100% of the issued and outstanding voting common stock of NCC and in exchange for $750,000 (cash, note and stock).

The purchase price and historical book value are as follows:

    Purchase Price:

                                CVC             NCC         Combined
                                ---             ---         --------
Cash                         $   637,500    $  112,500   $   750,000
3 yr balloon note            $ 1,487,500    $  262,500   $ 1,750,000
* Class A Preferred Stock    $ 2,125,000    $  375,000   $ 2,500,000
                             -----------    ----------   -----------
     Total                   $ 4,250,000    $  750,000   $ 5,000,000

* The Class A Preferred Shares represents 2.5 million preferred shares par value $.0001


         Book Value:

                                  CVC          NCC        Combined
                                  ---          ---        --------
Total Assets                 $ 5,442,515   $  102,449    $ 5,544,964


An appraisal was performed of the combined two cable systems which showed that its appraised value exceeded the purchase price.

The combined audited book value met or exceeded the purchase price.

Therefore, the Company has recorded the purchase price as an asset with no adjustments for this transaction.